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                            SAFECO MONEY MARKET TRUST
                SUPPLEMENT TO THE PROSPECTUS DATED JULY 19, 1996
                       SUPPLEMENT DATED SEPTEMBER 30, 1996

The following information supplements the Trust's Prospectus:

1. "Effective September 30, 1996, all of the then-existing shares of the SAFECO Money Market Fund and the SAFECO Tax-Exempt Money Market Fund
      (each a "Fund") were redesignated as "No-Load Class" shares, and the SAFECO Money Market Fund ("Money Market Fund") commenced offering Advisor Class A and Advisor Class B shares. Advisor Class A shares and Advisor Class B shares are offered through a separate prospectus to investors who engage the services of an investment professional. Advisor Class A shares are sold subject to an initial sales charge and Advisor Class B shares are sold subject to a contingent deferred sales charge. Advisor Class A and Advisor Class B shares also incur different expenses than No-Load Class shares. Accordingly, net asset value is calculated separately for each class of shares of the Money Market Fund. In addition, the performance of the three classes will differ and accordingly will be calculated separately for each class. In the event of a special meeting of shareholders of the Trust, separate votes are taken by each class of shares, a Fund, or the Trust if a matter affects only that class of shares, a Fund, or the Trust, respectively. For more information about Advisor Class A shares and Advisor Class B shares of the Money Market Fund, please call 1-800-463-8791."

2.    The following information replaces the second sentence in Item 4 on page
      11:

            "U.S. Government securities include (a) direct obligations of the U.S. Treasury, (b) securities supported by the full faith and credit of the U.S. Government but that are not direct obligations of the U.S. Treasury, (c) securities that are not supported by the full faith and credit of the U.S. Government but are supported by the issuer's ability to borrow from the U.S. Treasury such as securities issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and (d) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority ("TVA")."